Exhibit 99.8

THIRD AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of June 27, 2014, and is entered into by and among SPORT CHALET, INC., a Delaware corporation (“Borrower”), SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“SCVS”), SPORT CHALET TEAM SALES, INC., a California corporation (“SCTS”, and together with Borrower and SCVS, the “Obligated Parties”, and each individually, an “Obligated Party”), the financial institutions that are now or that hereafter become a party to the Loan Agreement (as defined below) (collectively, the “Lenders”, and each individually a “Lender”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

RECITALS

WHEREAS, the Lenders, Agent, and the Obligated Parties have entered into that certain Second Amended and Restated Loan and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of October 18, 2010; and

WHEREAS, the Obligated Parties, the Lenders and Agent have agreed to permit Second Lien Debt (as defined herein) and amend the Loan Agreement in certain other respects on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS

Section 2.1 The following new definitions are hereby added to Section 1.1 of the Loan Agreement to read in their entirety in proper alphabetical order as follows:

“Availability Block: means “Availability Block” as defined in the Second Lien Loan Agreement as in effect on the date hereof or as may be amended in accordance with the terms of the Intercreditor Agreement.”

“Extraordinary Receipts: any net cash amounts received by any Obligated Party not in the Ordinary Course of Business, including: (a) the Net Proceeds of each applicable Permitted Asset Disposition to the extent the definition of Permitted Asset Disposition requires remittance to Agent of such Net Proceeds; (b) any issuance of Equity Interests by any Obligated Party; (c) foreign, United States, state or local tax refunds; (d) pension plan reversions; (e) proceeds of insurance on Collateral or business interruption insurance (but excluding in any event any proceeds from workers’ compensation or D&O insurance) and only while a Covenant Trigger Period is in effect or a Default or Event of Default has occurred and is continuing; (f) that portion of judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action; (h) indemnity payments; and (g) any purchase price adjustment received in connection with any purchase agreement. As used above, “net cash amount” means the cash amount of such receipts, net of bona fide direct costs incurred to non-Affiliates of any Obligated Party in connection with obtaining such cash receipts, including (i) reasonable and customary costs and expenses actually incurred in connection therewith, including legal fees and fees of accountants and consultants, and (ii) transfer or similar taxes.”

“Intercreditor Agreement: that certain Intercreditor Agreement by and between Agent and Second Lien Agent dated as of June 27, 2014.”

“Second Lien Agent: Crystal Financial SBIC LP, in its capacity as agent under the Second Lien Loan Documents.”

“Second Lien Borrowing Base Certificate: Borrowing Base Certificate as defined in the Second Lien Loan Agreement.”

“Second Lien Debt: Debt owed by Obligated Parties to Second Lien Lenders and Second Lien Agent pursuant to the Second Lien Loan Documents.”

“Second Lien Deficiency Reserve: As of any date of determination by Agent based on the most recent Second Lien Borrowing Base Certificate delivered to Agent by the Borrower, an amount equal to the greater of (a) $0 and (b) the amount, if any, by which (A) the outstanding principal amount of the Second Lien Debt at such time plus the Availability Block exceeds (B) 102.5% of the NOLV Percentage of Eligible Inventory (as defined in the Second Lien Loan Agreement) minus (i) the lesser of (x) the sum of 70% of the Value of Eligible Base Inventory plus 50% of the Value of Eligible Surplus Inventory and (y) 85% of the NOLV Percentage of Eligible Inventory minus (ii) the greater of (x) $0 and (y) the Borrowing Base (as defined in the Second Lien Loan Agreement) minus the sum of (1) the aggregate Term Exposure (as defined in the Second Lien Loan Agreement) plus (2) the Aggregate Revolving Loan Commitments (as defined in the Second Lien Loan Agreement) (or, if such commitments have been terminated, the aggregate Revolving Exposure (as defined in the Second Lien Loan Agreement).”

“Second Lien Lenders: means “Lenders” as defined in the preamble to the Second Lien Loan Agreement.”

“Second Lien Loan Agreement: that certain Term Loan and Security Agreement by and among the Obligated Parties, the Second Lien Lenders and the Second Lien Agent dated as of June 27, 2014 as in effect on the date hereof or as amended, restated, amended and restated, supplemented or otherwise modified, renewed, replaced or refinanced from time to time in accordance with the terms of the Intercreditor Agreement.”

“Second Lien Loan Documents: the Second Lien Loan Agreement and each of the other loan documents entered into in connection therewith, in each case, as in effect on the date hereof or as amended, restated, amended and restated, supplemented or otherwise modified, renewed, replaced or refinanced from time to time in accordance with the terms of the Intercreditor Agreement.”

“Third Amendment Date: June 27, 2014.”

Section 2.2 The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Availability Reserve: the sum (without duplication) of (a) the Inventory Reserve; (b) the LC Reserve; (c) the Bank Product Reserve; (d) Gift Card Liability Reserve; (e) Credit Card and Charge Reserve; (f) aggregate amount of liabilities secured by Liens upon Collateral that are senior to Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (g) the Fixed Charge Adjusted Reserve; (h) the Second Lien Deficiency Reserve; and (i) such additional reserves (including without limitation the Rent and Charges Reserve to the extent applicable), in such amounts and with respect to such matters, as Agent in its discretion may elect to impose from time to time, provided that Agent gives prompt written or telephonic notice to Borrower upon the creation of a reserve under this clause (i).”

“Covenant Trigger Period: the period commencing on any day that the Availability is equal to or less than the greater of (a) $5,000,000 and (b) ten percent (10%) of the lesser of (i) the Revolving Commitments and (ii) the Borrowing Base (without giving effect to the Second Lien Deficiency Reserve) for any one (1) Business Day (or, in the case of a manifest error caused solely by a third party credit card processor, for up to three (3) consecutive Business Days); and the period will be deemed to continue unless and until, during a preceding thirty (30) consecutive days, measured each Business Day, no Event of Default has existed and Availability has been greater than the higher of (x) $5,000,000 and (y) ten percent (10%) of the lesser of the (i) Revolving Commitments and (ii) the Borrowing Base (without giving effect to the Second Lien Deficiency Reserve).”

“Loan Documents: this Agreement, the Intercreditor Agreement, Other Agreements and Security Documents.”

“Inspection Covenant Trigger Period: the period commencing (a) on any day that the Availability is equal to or less than ten percent (10%) of the lesser of the Borrowing Base (without giving effect to the Second Lien Deficiency Reserve) or the aggregate amount of Revolver Commitments for any two (2) consecutive Business Days and (b) will continue unless and until, during an preceding thirty (30) consecutive days, measured each Business Day, no Event of Default has existed and Availability is greater than ten percent (10%) of the Borrowing Base (without giving effect to the Second Lien Deficiency Reserve).”

Section 2.3 The Eligible Team Sales Receivables definition in Section 1.1 of the Loan Agreement is hereby amended by deleting the last sentence of the first paragraph in its entirety and replacing it with the following:

“In addition, no Receivable shall be an Eligible Team Sales Receivable if:”

Section 2.4 Section 8.4.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“8.4.3. Condition of Equipment. The Equipment is in good operating condition and repair, and all necessary replacements and repairs have been made so that the value and operating efficiency of the Equipment is preserved at all times, reasonable wear and tear excepted. Borrower shall ensure that the Equipment is mechanically and structurally sound, and capable of performing the functions for which it was designed, in accordance with manufacturer specifications.”

Section 2.5 Section 9.1.4 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“9.1.4. Capital Structure. Disclosure Schedule 9.1.4 shows, for each Obligated Party and its Subsidiaries, its name, its jurisdiction of organization, its authorized and issued Equity Interests, the holders of its Equity Interests, and all agreements binding on such holders with respect to their Equity Interests. Each Obligated Party has good title to its Equity Interests in its Subsidiaries, subject only to Agent’s Lien (and the Lien of Second Lien Agent), and all such Equity Interests are duly issued, fully paid and non-assessable. There are no outstanding options to purchase, warrants, subscription rights, agreements to issue or sell, convertible interests, phantom rights or powers of attorney relating to any Equity Interests of any Obligated Party or any of its Subsidiaries.”

Section 2.6 Section 9.1.8 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“9.1.8 Surety Obligations. Neither any Obligated Party nor any of its Subsidiaries is obligated as surety or indemnitor under any bond or other contract that assures payment or performance of any obligation of any Person, except as permitted hereunder and pursuant to the Second Lien Loan Documents.”

Section 2.7 Section 9.1.15 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“9.1.15 Burdensome Contracts. Neither Obligated Party nor any of its Subsidiaries is a party or subject to any contract, agreement or charter restriction that could reasonably be expected to have a Material Adverse Effect. Neither Obligated Party nor any of its Subsidiaries is party or subject to any Restrictive Agreement, except as shown on Disclosure Schedule 9.1.15 and the Second Lien Loan Documents, none of which prohibit the execution or delivery of any Loan Documents by an Obligated Party nor the performance by an Obligated Party of any obligations thereunder.”

Section 2.8 Section 10.2.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“10.2.1 Permitted Debt. Create, incur, guarantee or suffer to exist any Debt, except:

(a)	the Obligations;

(b)	Subordinated Debt;

(c)	Permitted Purchase Money Debt;

(d)	Borrowed Money (other than the Obligations, Subordinated Debt and Permitted Purchase Money Debt), but only to the extent outstanding on the Closing Date and not satisfied with proceeds of the initial Loans;

(e)	Bank Product Debt;

(f)	Debt that is in existence when a Person becomes a Subsidiary or that is secured by an asset when acquired by an Obligated Party or any of its Subsidiaries, as long as such Debt was not incurred in contemplation of such Person becoming a Subsidiary or such acquisition, and does not exceed $1,000,000 in the aggregate at any time;

(g)	Permitted Contingent Obligations;

(h)	Refinancing Debt as long as each Refinancing Condition is satisfied;

(i)	Second Lien Debt subject to the terms and conditions contained in the Intercreditor Agreement; and

(j)	Debt that is not included in any of the preceding clauses of this Section 10.2.1, is not secured by a Lien and does not exceed $5,000,000 in the aggregate at any time.”

Section 2.9 Section 10.2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“10.2.2. Permitted Liens. Create or suffer to exist any Lien upon any of its Property, except the following (collectively, “Permitted Liens”):

(a)	Liens in favor of Agent;

(b)	Purchase Money Liens securing Permitted Purchase Money Debt;

(c)	Liens for Taxes not yet due or being Properly Contested;

(d)	statutory Liens (other than Liens for Taxes or imposed under ERISA) arising in the Ordinary Course of Business, but only if (i) payment of the obligations secured thereby is not yet due or is being Properly Contested, and (ii) such Liens do not materially impair the value or use of the Property or materially impair operation of the business of any Obligated Party or its Subsidiaries;

(e)	Liens incurred or deposits made in the Ordinary Course of Business to secure the performance of tenders, bids, leases, contracts (except those relating to

Borrowed Money), statutory obligations and other similar obligations, or arising as a result of progress payments under government contracts, as long as such Liens are at all times junior to Agent’s Liens;

(f)	Liens arising in the Ordinary Course of Business that are subject to Lien Waivers;

(g)	Liens arising by virtue of a judgment or judicial order against any Obligated Party or its Subsidiaries, or any Property of an Obligated Party or its Subsidiaries, as long as such Liens are (i) in existence for less than 20 consecutive days or being Properly Contested, and (ii) at all times junior to Agent’s Liens;

(h)	easements, rights-of-way, zoning and other restrictions, covenants or other agreements of record, and other similar charges or encumbrances on Real Estate, that do not secure any monetary obligation and do not interfere with the Ordinary Course of Business;

(i)	normal and customary rights of setoff upon deposits in favor of depository institutions, and Liens of a collecting bank on Payment Items in the course of collection;

(j)	Liens in favor of the Second Lien Agent and subject to the Intercreditor Agreement; and

(k)	existing Liens shown on Disclosure Schedule 10.2.2.”

Section 2.10 Section 10.2.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.2.14 Restrictive Agreements. Become a party to any Restrictive Agreement, except (a) a Restrictive Agreement as in effect on the Closing Date and shown on Disclosure Schedule 9.1.15; (b) the Second Lien Loan Documents; (c) a Restrictive Agreement relating to secured Debt permitted hereunder, if such restrictions apply only to the collateral for such Debt; and (d) customary provisions in leases and other contracts restricting assignment thereof.”

Section 2.11 Section 10.2.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Restrictions on Payment of Certain Debt. Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any (a) Subordinated Debt, except regularly scheduled payments of principal, interest and fees, but only to the extent permitted under any subordination agreement relating to such Debt (and a Senior Officer of Borrower shall certify to Agent, not less than five Business Days prior to the date of payment, that all conditions under such agreement have been satisfied); (b) Borrowed Money (other than the Obligations and Second Lien Debt) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date (or as amended thereafter with the consent of Agent); or (c) Second Lien Debt (except regularly scheduled interest payments) if immediately before and after giving effect to any such payment, (x) a Default or an Event of Default exists, or (y) a Covenant Trigger Period exists or occurs as a result thereof.”

Section 2.12 Section 11.1 of the Loan Agreement is hereby amended by deleting “or” at the end of clause (l), deleting “.” at the end of clause (m) and replacing it with “; or”, and inserting a new clause (n) which shall read as follows:

“(n) any Default or Event of Default that is continuing and uncured under the Second Lien Loan Documents.”

ARTICLE III

ACKNOWLEDGEMENT

Section 3.1 Acknowledgements by Obligated Parties. As a material inducement to Agent and the Lenders to enter into this Amendment, each of the Obligated Parties hereby acknowledges, confirms, represents, warrants, and agrees that:

(a) Recitals True. Each of the Recitals set forth above is true and correct.

(b) Acknowledgment of Liens and Obligations. Borrower is indebted to Agent and the Lenders pursuant to the Loan Agreement and all of the Obligations are owing by Borrower to Agent and the Lenders without offset, defense, or counterclaim of any kind, nature, or description whatsoever) and Agent has and will continue to have valid, enforceable, and perfected first-priority liens upon, and security interests in, all of the Collateral as security for the Obligations. No Obligated Party will contest any of the foregoing.

(c) Binding Effect of Documents. (i) Each Loan Document to which any Obligated Party is a party has been duly executed and delivered to Agent and the Lenders by such Obligated Party, and each such Loan Document is and will remain in full force and effect as of the date of this Amendment (and after giving effect hereto); (ii) the agreements and obligations of the Obligated Parties contained in the Loan Documents and in this Amendment constitute the legal, valid, and binding obligations of such Obligated Parties, enforceable against such Obligated Parties in accordance with their respective terms; and no Obligated Party has any valid defense to the enforcement of the Obligations; and (iii) Agent and the Lenders are and will be entitled to the rights, remedies, and benefits provided for hereunder and under the Loan Documents and applicable law.

(d) No Defaults. No Default or Event of Default has occurred. No Default or Event of Default is continuing.

(e) Power and Authority. Such Obligated Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and under the Loan Agreement as amended by this Amendment.

(f) Authorization of Agreements. The execution and delivery of this Amendment by such Obligated Party and the performance by the Obligated Parties of the Loan Agreement as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by such Obligated Party.

(g) Representations and Warranties in the Loan Agreement. Each Obligated Party confirms that, as of the date hereof, the representations and warranties contained in the Loan

Agreement and each other Loan Document are true and correct in all material respects as set forth in the Loan Agreement or such other Loan Document (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it is true and correct as of such specific date), except as otherwise previously disclosed to Agent in writing.

(h) Second Lien Loan Documents. The execution and delivery of the Second Lien Loan Documents by the Obligated Parties and the performance by the Obligated Parties of the Second Lien Loan Agreement, have been duly authorized by all necessary action, and copies of the Second Lien Loan Documents have been duly executed and delivered by such Obligated Party.

The acknowledgements, confirmations, representations, warranties, and agreements made by the Obligated Parties above will survive the execution and delivery hereof.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.1 Conditions Precedent. This Amendment shall not be binding upon the Lenders and Agent until each of the following conditions precedent has been satisfied in form and substance satisfactory to Agent and Agent has informed Borrower in writing that such conditions precedent have either been satisfied or waived by Agent:

(a) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto), except as otherwise previously disclosed to Agent in writing;

(b) No Default or Event of Default shall have occurred and be continuing;

(c) The Obligated Parties shall have delivered to Agent an executed counterpart of this Amendment;

(d) The Obligated Parties shall have delivered to Agent a certificate of a duly authorized officer of each Obligated Party, certifying (i) that attached copies of Second Lien Loan Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Second Lien Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to the Second Lien Loan Documents; and (iii) to the title, name and signature of each Person authorized to sign the Second Lien Loan Documents; and

(e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Agent in its sole and absolute discretion.

ARTICLE V

MISCELLANEOUS

Section 5.1 Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any Lien and/or security interest granted to the Lenders in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” or “Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

Section 5.2 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Obligated Parties, the Lenders, Agent, and their respective successors and permitted assigns.

Section 5.3 Counterparts. This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument. This Amendment may be executed and delivered by facsimile or electronic mail, and shall have the same force and effect as manually signed originals. Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness of any facsimile or electronically delivered signature.

Section 5.4 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

Section 5.5 Expenses of the Lenders and Agent. Without limiting the terms and conditions of the Loan Documents, the Obligated Parties agree to pay on demand: (a) all costs and expenses incurred by the Lenders and Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Lenders’ or Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Lenders or Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Lenders’ or Agent’s legal counsel.

Section 5.6 Choice of Law; Jury Trial Waiver; Etc. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO

NATIONAL BANKS). TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT. Without limiting the applicability of any other provision of this Amendment, the terms of Sections 14.15 and 14.16 of the Loan Agreement shall apply to this Amendment.

Section 5.7 Total Agreement. This Amendment, the Loan Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

Section 5.8 Representation by Counsel. The Obligated Parties represent and warrant that they have been represented by independent counsel throughout their negotiation, review and execution of this Amendment.

Section 5.9 Jointly Drafted Agreement. This Amendment shall be construed as though each of Agent, the Lenders and the Obligated Parties participated equally in its drafting and, it shall be interpreted, wherever possible, to make it valid and effective. If any part of this Amendment is determined to be invalid, unenforceable or prohibited, only that part should be affected and the rest shall be enforced as written here.

Section 5.10 Acknowledgements and Release. Each Obligated Party hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by Agent or the Lenders of the Obligations on the date hereof; (b) to its knowledge, Agent and the Lenders have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, Agent and the Lenders do not waive, diminish or limit any term or condition contained in the Loan Agreement or any of the other Loan Documents. EACH OBLIGATED PARTY HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT AND THE LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT SUCH OBLIGATED PARTY MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (I) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND (II) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.

EACH OBLIGATED PARTY INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER

FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

EACH OBLIGATED PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

SPORT CHALET, INC.,
a Delaware corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	EVP and CFO

SPORT CHALET VALUE SERVICES, LLC,
a Virginia limited liability company

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Manager

SPORT CHALET TEAM SALES, INC.,
a California corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	EVP and CFO

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. King
Name:	Stephen J. King
Title:	Senior Vice President